UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2021, Medifast, Inc. (the “Company”) and Stephen K. Johnson, the Company’s Chief Accounting Officer, agreed that Mr. Johnson will depart from his position as Chief Accounting Officer and all other positions that he holds as an officer or employee of the Company, effective August 5, 2021. Mr. Johnson’s departure was not the result of any disagreement with the Company nor any issue related to the Company’s financial statements or accounting practices.

In connection with Mr. Johnson’s departure, the Company has commenced a search for a permanent replacement. James P. Maloney, the Company’s Chief Financial Officer, will serve as interim principal accounting officer as of the effective date of Mr. Johnson’s resignation. Mr. Maloney’s biographical information is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2021. There are no arrangements or understandings between Mr. Maloney and any other persons pursuant to which he will serve as the Company’s interim principal accounting officer. There is no family relationship between Mr. Maloney and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer at the Company. The Company has not entered into any transactions with Mr. Maloney that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. No new compensatory arrangements have been entered into with Mr. Maloney in connection with his serving as the Company’s interim principal accounting officer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRLDocument)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer

Dated: August 5, 2021

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